SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        October 19, 2005
                                                --------------------------------


                          Community Capital Corporation
                    -----------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                 South Carolina
                                 --------------
                 (State or Other Jurisdiction of Incorporation)





              0-18460                                  57-0866395
              -------                                  ----------
       (Commission File Number)             (I.R.S. Employer Identification)



               1402-C Highway 72, Greenwood, South Carolina 29649
               --------------------------------------------------
          (Address, Including Zip Code of Principal Executive Offices)



                                 (864) 941-8200
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
                                  -------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure/Results of Operations and Financial Condition (Provided Pursuant to Item 2.02).

     On October 19, 2005, Community Capital Corporation issued a press release announcing financial results for the nine months and quarter ended September 30, 2005. The press release is attached as Exhibit 99.1 to this Form 8-K. This information is provided under Item 2.02 of Form 8-K. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.


       (a) - (b)    Not applicable.

       (c)          Exhibits.

                    Exhibit 99.1 - Press Release dated October 19, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            COMMUNITY CAPITAL CORPORATION


Date: October 19, 2005                      By:   /S/ R. WESLEY BREWER
                                               ---------------------------------
                                            R. Wesley Brewer
                                            Chief Financial Officer,
                                            Executive Vice President,
                                            and Secretary